                                                               EXECUTION VERSION

                                AMENDMENT NO. 10
               TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

       AMENDMENT NO. 10 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT,
dated as of June 8, 2005, (the "Amendment") by and between Merrill Lynch
Mortgage Capital Inc. (the "Buyer"), MortgageIT, Inc. ("MIT" and a "Seller") and
MortgageIT Holdings, Inc. ("Holdings" and a "Seller" and together with MIT the
"Sellers"):

       The Buyer and the Sellers are parties to that certain Amended and
Restated Master Repurchase Agreement, dated as of August 4, 2004, as amended by
Amendment No. 1, dated as of September 21, 2004, Amendment No. 2, dated as of
November 11, 2004, Amendment No. 3, dated as of November 18, 2004, Amendment No.
4, dated as of December 8, 2004, Amendment No. 5, dated as of December 10, 2004,
Amendment No. 6, dated as of December 17, 2004, Amendment No. 7, dated as of
March 7, 2005, Amendment No. 8, dated as of May 12, 2005 and Amendment No. 9, dated as of May 25, 2005 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing
Repurchase Agreement.

       The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase
Agreement.

       Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing
Repurchase Agreement is hereby amended as follows:

       SECTION 1. Covenants. Section 12 of the Existing Repurchase Agreement is
hereby amended by deleting subsection (s) in its entirety and replacing it with the following:

       "(s) Following the occurrence and during the continuation of an Event of
Default, no Seller shall make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of such Seller, whether now or hereafter outstanding, or make any other distribution in respect of any of the foregoing or to any shareholder or equity owner of such Seller, either directly or indirectly, whether in cash or property or in obligations of such
Seller or any of such Seller's consolidated Subsidiaries."

       SECTION 2. No Further Transactions. The Buyer and the Sellers will not enter into any new Transactions the subject of which are Mortgage Loans other than Mortgage Loans that are Purchased Mortgage Loans prior to the Amendment
Effective Date.

       SECTION 3. Conditions Precedent. This Amendment shall become effective on
June 8, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

       2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

       (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and the Seller; and

       (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

       SECTION 4. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

       SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

       SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

       SECTION 7. GOVERNING LAW THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

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       IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                 MERRILL LYNCH MORTGAGE CAPITAL INC.,
                                       AS BUYER

                                       By: /s/ John Winchester
                                           -------------------------------------
                                           Name: John Winchester
                                           Title: Vice President

Seller:                                MORTGAGEIT, INC.,
                                       AS SELLER

                                       By: /s/ Robert A. Gula
                                           -------------------------------------
                                           Name: Robert A. Gula
                                           Title: CFO

Seller:                                MORTGAGEIT HOLDINGS, INC.,
                                       AS SELLER

                                       By: /s/ Glenn J. Mouridy
                                           Name: Glenn J. Mouridy
                                           Title: President and Chief Financial
                                                  Officer

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